EXHIBIT 32.1

Certification
Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q for the period ended June 30, 2012, of Newpark Resources, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul L. Howes, President and Chief Executive Officer (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 27, 2012	By:	/s/ Paul L. Howes
Paul L. Howes, President and Chief Executive
Officer